COMMITMENTS	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS
NOTE 13 – COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2019	December 31, 2018
Purchase commitments	22,578	24,594
Guarantees, pledges and other collateral	5,334	5,527
Non-cancellable operating leases*	—	1,869
Capital expenditure commitments	681	697
Other commitments	3,269	3,516
Total	31,862	36,203

*As a result of the adoption of IFRS 16 "Leases" as of January 1, 2019, the Company has recognized right–of–use assets and lease liabilities related to non–cancellable operating leases. See note 1 and 12.
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments include commitments given to associates for 367 and 405 as of June 30, 2019 and December 31, 2018, respectively. Purchase commitments include commitments given to joint ventures for 1,632 and 2,246 as of June 30, 2019 and December 31, 2018, respectively. Commitments given to joint ventures related to purchase of output from Tameh decreased from 1,489 as of December 31, 2018 to 927 as of June 30, 2019 mainly as a result of the sale of ArcelorMittal Ostrava a.s. (see note 4). Commitments given to joint ventures also include purchase commitments of 682 and 711 related to Enerfos as of June 30, 2019 and December 31, 2018, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 209 and 235 as of June 30, 2019 and December 31, 2018, respectively. Additionally, nil and 7 were related to guarantees given on behalf of associates and guarantees of 1,057 and 1,079 were given on behalf of joint ventures as of June 30, 2019 and December 31, 2018, respectively. Guarantees given on behalf of joint ventures include 318 and 348 for the guarantee issued on behalf of Calvert and 393 and 397 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") as of June 30, 2019 and December 31, 2018, respectively.
Due to the failure of other shareholders to provide requisite equity funding by December 31, 2018, the Company's joint venture Al Jubail's indebtedness became technically in default as of such date and remained uncured as of June 30, 2019. ArcelorMittal's guarantee of such indebtedness has not been called by the lenders, and ArcelorMittal does not currently expect it to be called. ArcelorMittal is working with the other shareholders in the joint venture to resolve the situation through their contribution of the requisite equity and currently expects the technical default to be cured in the near term. The technical default relates only to the indebtedness of the joint venture and is not expected to affect the availability or maturity of any borrowings of ArcelorMittal.
As of June 30, 2019, pledges and other collateral mainly relate to inventories and receivables pledged to secure the South African rand revolving borrowing base finance facility for the amount drawn of 127, ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 122 and mortgages entered into by the Company’s operating subsidiaries. Pledges of property, plant and equipment were 172 and 225 as of June 30, 2019 and December 31, 2018, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 350 and 380 commitments given on behalf of associates as of June 30, 2019 and December 31, 2018 and 161 and 154 commitments given on behalf of joint ventures as of June 30, 2019 and December 31, 2018, respectively.
In addition, other sureties, first demand guarantees, letters of credit, pledges and other collateral included 572 and 567 as of June 30, 2019 and as of December 31, 2018, respectively, in relation to a performance guarantee provided by the Company for the execution of the ESIL resolution plan.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, AMSA committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure was 155 and 171 as of June 30, 2019 and December 31, 2018, respectively.
Capital expenditure commitments also include 369 and 413 as of June 30, 2019 and December 31, 2018, respectively for the 1000 three-year investment program at the Company's Mexican operations announced in 2017, which is focused on building ArcelorMittal Mexico's downstream capabilities. The main investment will be the construction of a new hot strip mill with capacity of approximately 2.5 million tonnes per annum.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply withe ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. The underlying costs to implement those investments are still being estimated by ArcelorMittal Brasil and the outcome of this estimate could be material. The non compliance with ECA would lead to fines amounting to maximum of 26 as of June 30, 2019 and December 31, 2018.
As of June 30, 2019, other commitments relating to the Ilva acquisition include 1,360 industrial capital expenditure commitments over a seven-year period focused on blast furnaces, steel shops and finishing lines (1,412 as of December 31, 2018) and 797 environmental capital expenditure commitments (917 as of December 31, 2018) .
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 121 and 201 as of June 30, 2019 and December 31, 2018, respectively, and mainly related to natural gas and electricity